Exhibit 10.5
                                                                         Form of
                                                                Series B Warrant

                                FORM OF B WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

COMMON STOCK PURCHASE B WARRANT

      1. Issuance. In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by UpSnap, Inc., a Nevada corporation (the "Company"), formerly known as Manu Forti Group, Inc. Executives Corner LLC., registered assigns (the "Holder") is hereby granted the right to purchase at any time, on or after the Issue Date (as defined below) until 5:00 P.M., San Diego time, on the Expiration Date (as defined below), SEVEN HUNDRED THOUSAND (700,000) fully paid and nonassessable shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at an exercise price per share (the "Exercise Price") of $1.10. This B Warrant is being issued to the Holder for professional services rendered to the Company. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement. This Warrant was originally issued to the Holder or the Holder's predecessor on October 14, 2005 (the "Issue Date").

2. Exercise of Warrants.

      2.1 General.

            (a) A condition on the exercise of the "B" Warrants is that the "A" Warrants issued, and as described in Section 2.1 above, must be exercised in their entirety. If the A warrants have been exercised and the common stock of the company trades above the B warrant price for more than 10 days with 10 day total trading volume at least 2 times the number of warrant shares outstanding, the warrant holders must exercise the warrants within 120 days. In order to have the accelerated exercise clause become effective, the shares underlying the warrants must be freely tradeable without legend. The term of the B warrants is 18 months from date of issue. Such exercise shall be effectuated by submitting to the Company (either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof) a completed and duly executed Notice of Exercise (substantially in the form attached to this Warrant Certificate) as provided in the Notice of Exercise (or revised by notice given by the Company as contemplated by the Section headed "NOTICES" in the Agreement). The date such Notice of Exercise is faxed to the Company shall be the "Exercise Date," provided that, if such exercise represents the full exercise of the outstanding balance of the Warrant, the Holder of this Warrant tenders this Warrant Certificate to the Company within five (5) Trading Days thereafter. The Notice of Exercise shall be executed by the Holder of this Warrant and shall indicate
(i) the number of shares then being purchased pursuant to such exercise and (ii) if applicable (as provided below), whether the exercise is a cashless exercise.


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

            (b) The Exercise Price per share of Common Stock for the shares then being exercised shall be payable, at the election of the Holder, in cash or by certified or official bank check or by wire transfer in accordance with instructions provided by the Company at the request of the Holder.

            (c) Upon the appropriate payment of the Exercise Price for the shares of Common Stock purchased, together with the surrender of this Warrant Certificate, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The Company shall deliver such certificates representing the Warrant Shares in accordance with the instructions of the Holder as provided in the Notice of Exercise (the certificates delivered in such manner, the "Warrant Share Certificates") within three (3) Trading Days (such third Trading Day, a "Warrant Share Delivery Date") of the date the payment of the Exercise Price for the relevant Warrant Shares is received by the Company.

            (d) The Holder shall be deemed to be the holder of the shares issuable to it in accordance with the provisions of this Section 2.1 on the Exercise Date.

            (e) The Holder may elect to exercise a portion of this Warrant without electing to redeem the balance of this Warrant, unless if (i) the A warrants issued pursuant to the September 2005 Private Placement have been exercised and the common stock of the company trades above the B warrant price for more than 10 days with 10 day total trading volume at least 2 times the number of warrant shares outstanding, the warrant holders must exercise the warrants within 120 days. In order to have the accelerated exercise clause become effective, the shares underlying the warrants must be freely tradeable without legend. The term of the B warrants is 18 months from date of issue.

      2.2 Certain Definitions. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

            (a) "Expiration Date" means the date on which the last calendar of the month in which the fifth anniversary of the Effective Date occurs.

3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant, the Reservation Percentage of the number of shares of its Common Stock as shall be required for issuance of the Warrant Shares for the then unexercised portion of this Warrant. For the purposes of such calculations, the Company should assume that the outstanding portion of this Warrants were exercisable in full at any time, without regard to any restrictions which might limit the Holder's right to exercise any portion of this Warrant held by the Holder.


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

4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5. Rights of the Holder. Except as set forth in this Section 5, the Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein. Notwithstanding the provisions of this Warrant, the Agreement or of the other Transaction Agreements, if the Company shall declare a dividend upon the Common Stock (whether payable out of earnings or earned surplus or otherwise), then the Company shall pay to the Holder an amount equal to the dividend payment which would have been paid to the Holder had all of the Holder's unexercised Warrants outstanding on the record date for determining the amount of dividend payments to be paid to security holders of the Company been exercised as of the close of business on the Trading Day immediately before such record date.

6. Protection Against Dilution and Other Adjustments.

      6.1 Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to this Section 6 (other than pursuant to Section 6.4), the Holder shall be entitled to purchase such number of shares of Common Stock as will cause (i) (x) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant following such adjustment, multiplied by
(y) the adjusted Exercise Price per share, to equal the result of (ii) (x) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment, multiplied by (y) the total Exercise Price before adjustment.

      6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation (where the Company is not the surviving entity), the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original Exercise Price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights. The Company will not effect any consolidation or merger, unless prior to the consummation thereof, the successor or acquiring entity (if other than the Company) and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock of the Company are entitled to receive as a result of such consolidation or merger assumes by written instrument the obligations under this Warrant (including under this Section 6) and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.


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

      6.3 Adjustment for Spin Off. If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unexercised Warrants outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Warrants") been exercised as of the close of business on the Trading Day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares, multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants.

7. Transfer to Comply with the Securities Act; Registration Rights.

      7.1 Transferability of Warrant. Subject to applicable securities laws and the restrictive legend indicated below, this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph and pursuant to an exemption from registration under the Securities Act of 1933, the Holder will provide the Company with evidence of the applicable exemption, and hence this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

This Warrant and all  certificates  representing  shares of Warrant Stock issued
upon  exercise   hereof  shall  be  stamped  or  imprinted   with  a  legend  in
substantially the following form:


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

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

      7.2 Registration Rights. Reference is made to the Registration Rights Agreement. The Company's obligations under the Registration Rights Agreement and the other terms and conditions thereof with respect to the Warrant Shares, including, but not necessarily limited to, the Company's commitment to file a registration statement including the Warrant Shares, to have the registration of the Warrant Shares completed and effective, and to maintain such registration, are incorporated herein by reference.

8. Notices. Any notice required or permitted hereunder shall be given in manner provided herein:

      If to Company at: ______________________
                        ______________________
                        ______________________
                        ______________________

      If to Holder at:  ______________________
                        ______________________
                        ______________________
                        ______________________


9. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.


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

10. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of California for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the County of San Diego or the state courts of the State of California sitting in the County of San Diego in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. To the extent determined by such court, the Company shall reimburse the Holder for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements.

11. JURY TRIAL WAIVER. The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with this Warrant.

12. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

13. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the __th day of _____________, 2005.

                                       UPSNAP, INC. (fka Manu Fort Group, Inc.)

                                       By:
                                          --------------------------------

                                       -----------------------------------
                                       (Print Name)

                                       -----------------------------------
                                       (Title)


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

NOTICE OF EXERCISE OF WARRANT

TO:       UPSNAP, INC.
          (fka Manu Forti Group, Inc.)    VIA FAX: (858) 362-1441
          7770 Regents Road
          Suite 113-401
          San Diego CA  92111

AND TO:   TODD M.PITCHER                  VIA FAX (858) 279-1799
          3435 Aldford Drive
          San Diego, CA 92111
          Attn: Chairman

      The  undersigned   hereby   irrevocably  elects  to  exercise  the  right,
represented by the Common Stock Purchase Warrant, dated as of _____________________, 20___ , to purchase ___________ shares of the Common
Stock, par value $0.001 per share ("Common Stock"), of MANU FORTI GROUP, INC. and tenders herewith payment in accordance with Section 2 of said Common Stock Purchase Warrant, as follows:

( )   CASH:    $____________________ =  (Exercise Price x Exercise Shares)

Payment is being made by:
( )   enclosed check
( )   wire transfer
( )   other

      It is the intention of the Holder to comply with the provisions of Section
2.2 of the Warrant regarding certain limits on the Holder's right to exercise thereunder. Based on the analysis on the attached Worksheet Schedule, the Holder believes this exercise complies with the provisions of said Section 2.2. Nonetheless, to the extent that, pursuant to the exercise effected hereby, the Holder would have more shares than permitted under said Section, this notice should be amended and revised, ab initio, to refer to the exercise which would result in the issuance of shares consistent with such provision. Any exercise above such amount is hereby deemed void and revoked.


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

      As contemplated by the Warrant, this Notice of Conversion is being sent by facsimile to the telecopier number and officer indicated above.

      If this Notice of Exercise represents the full exercise of the outstanding balance of the Warrant, the Holder either (1) has previously surrendered the Warrant to the Company or (2) will surrender (or cause to be surrendered) the Warrant to the Company at the address indicated above by express courier within five (5) Trading Days after delivery or facsimile transmission of this Notice of Exercise.

      The certificates representing the Warrant Shares should be transmitted by the Company to the Holder

      |_|   via express courier, or

      |_|   by electronic transfer

after receipt of this Notice of Exercise (by facsimile transmission or otherwise) to:

      ___________________________
      ___________________________
      ___________________________


Dated:
      -----------------------

-----------------------------
[Name of Holder]

By:
   --------------------------


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